SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

THE SECURITIES EXCHANGE ACT OF 1934

February 20, 2003 (February 20, 2003)
(Date of Report) (Date of earliest event reported)

Beverly Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9550
(Commission File Number)

62-1691861
(IRS Employer Identification No.)

One Thousand Beverly Way
Fort Smith, AR 72919
(Address of principal executive offices)

(479) 201-2000
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

Incorporated by reference is a press release issued by the Registrant on February 20, 2003, attached as Exhibit 99.1, regarding earnings for the fourth quarter. This information is not “filed” pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	Exhibit 99.1 — Press Release issued.	Filed with this Document

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEVERLY ENTERPRISES, INC.

Date: February 20, 2003	By:	/s/ PAMELA H. DANIELS Pamela H. Daniels Senior Vice President, Controller and Chief Accounting Officer

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION

99.1	Press Release issued February 20, 2003 regarding earnings for the fourth quarter